Related-Party Transactions	12 Months Ended
Dec. 31, 2010
Related-Party Transactions [Abstract]
Related-Party Transactions

12. Related-Party Transactions

            Under the terms of the Agreement, the Majority Holder is entitled to receive advisory, financing, and transaction fees for services rendered to the Company.

Advisory fees represent management consulting services rendered to the Company and totaled $550,000, $500,000, and $450,000, for the years ended December 31, 2010, 2009 and 2008, respectively.

Financing fees represent services rendered in assisting the Company with negotiating, arranging and structuring certain financing transactions. The Majority Holder was entitled to Financing Fees of $0, $0 and $10,000 for the years ended December 31, 2010, 2009 and 2008, respectively. The Majority Holder was also entitled to a transaction fee of approximately $1 million upon the date of its initial contribution to the Company and an additional $1 million payment upon the date of the amended and restated LLC Agreement. The Majority Holder was entitled to a restructuring fee of $480,000 upon the date of the amended and restated LLC Agreement. The Majority Holder has irrevocably waived payment of any advisory, financing, transaction and restructuring fees from inception of the Company through December 31, 2010 (the Waived Fees). These Waived Fees are subject to a 10% return until paid. Aggregate cumulative Waived Fees approximated $6,590,000 and $5,433,000 as of December 31, 2010 and 2009, respectively.

Through December 31, 2009, Acadia contracted for certain services (the Purchased Services) from Regency Hospital Company, LLC (Regency), a company in which the Majority Holder previously held a majority of the membership units. Fees incurred for the Purchased Services provided by Regency were based upon time and materials incurred for providing the service. For the years ended December 31, 2009 and 2008, Purchased Services fees approximated $19,000 and $189,000.